Exhibit 99.1

Press Release

CONFIDENTIAL

Exar Corporation Announces Second Quarter Fiscal 2014 Results

Company Reports Sequential and Year-Over-Year Growth

In Quarterly Revenue and Net Income

Fremont, CA, October 29, 2013 – Exar Corporation (NYSE: EXAR), a leading supplier of high performance analog mixed-signal components and data management solutions, today announced financial results for the Company’s second quarter of fiscal year 2014, ended September 29, 2013. Revenue for the quarter was $34.0 million, an increase of 4% sequentially and 11% from the same quarter a year ago.

On a non-GAAP basis gross margin was 52% and non-GAAP net income was $5.1 million, or $0.10 per fully diluted share. On a GAAP basis gross margin was 41%, net income was $6.5 million and earnings per fully diluted share were $0.13. GAAP results reflect an income tax benefit recorded as a result of the acquisition of Cadeka Microcircuits on July 5, 2013.

Louis DiNardo, the Company’s President and CEO, commented, “We are pleased with our performance in the second quarter of fiscal year 2014 as revenue grew nicely both sequentially and year-over-year. During the quarter we absorbed the acquisition of Cadeka Microcircuits and delivered solid non-GAAP net income growth of 7% sequentially and 80% versus the same quarter a year ago.

“As we focus on the second half of fiscal 2014 we expect to expand our account base in the networking market and achieve deeper account penetration with our current industrial customers. The second quarter marks a turning point for us as we are now well positioned to drive growth from new products,” continued Mr. DiNardo. “In Data Management we began shipping evaluation boards of our next-generation coprocessor. The XR9200 ASIC and the DX2000 Series of PCIe Gen 3 cards deliver unparalleled performance for compression and security and our new AltraHD (Hadoop) platform solution, which leverages our existing DX1840 Series PCIe Cards, paves the way for our effort in the unstructured Big Data environment. In our components businesses new product introductions in High Performance Analog and Connectivity are leading the way to robust design win traction in the industrial sector.”

Mr. DiNardo concluded, “While we have demonstrated revenue growth for the past six quarters, we are sensitive to the short-term challenges faced by our existing customers in Big Data. Accordingly, we see a temporary depression this quarter from revenue in the networking area as our OEM customers and subcontractors consume their inventory. Meanwhile, our new design wins are expected to ramp to production in the New Year, positioning us well for growth in all of our target markets based on revenue from new products.”

For the third quarter of fiscal year 2014 the Company expects total revenue to be in the range of $30.5 to $33.5 million and gross margin to be in the range of 50% to 52%.

NON-GAAP FINANCIAL COMPARISON

(In millions, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			SIX MONTHS ENDED
	SEPTEMBER 29, 2013	JUNE 30, 2013	SEPTEMBER 30, 2012	SEPTEMBER 29, 2013	SEPTEMBER 30, 2012
Net sales	$34.0	$32.6	$30.6	$66.6	$59.9
Gross margin	52.0%	52.3%	46.7%	52.1%	47.0%
Income from operations	$4.8	$4.6	$2.2	$9.4	$3.1
Net income	$5.1	$4.8	$2.9	$9.9	$4.3
Net income per share
Basic	$0.11	$0.10	$0.06	$0.21	$0.09
Diluted	$0.10	$0.10	$0.06	$0.20	$0.09

GAAP FINANCIAL COMPARISON

(In millions, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			SIX MONTHS ENDED
	SEPTEMBER 29, 2013	JUNE 30, 2013	SEPTEMBER 30, 2012	SEPTEMBER 29, 2013	SEPTEMBER 30, 2012
Net sales	$34.0	$32.6	$30.6	$66.6	$59.9
Gross margin	40.9%	47.4%	43.5%	44.1%	43.8%
Income (loss) from operations	$(0.6)	$0.5	$(0.4)	$(0.1)	$(1.5)
Net income (loss)	$6.5	$0.8	$0.3	$7.3	$(0.3)
Net income (loss) per share
Basic	$0.14	$0.02	$0.01	$0.15	$(0.01)
Diluted	$0.13	$0.02	$0.01	$0.15	$(0.01)

Fiscal Year 2014 Second Quarter Results Conference Call

The Company invites investors, financial analysts, and the general public to listen to its conference call discussing the Company’s financial results for the second quarter of fiscal year 2014, today, Tuesday, October 29, 2013 at 1:45 p.m. PDT (4:45 p.m. EDT). To access the conference call, please dial (888) 846-5003 or (480) 629-9856. In addition, a live webcast will be available.

An archive of the conference call webcast will be available on Exar's Investor webpage after the conference call’s conclusion.

About Exar

Exar Corporation designs, develops and markets high-performance, analog mixed-signal integrated circuits and advanced sub-system solutions for the Networking & Storage, Industrial & Embedded Systems, and Communications Infrastructure markets. Exar's product portfolio includes power management and connectivity components, high-performance analog and mixed-signal products, communications products, and network security and storage optimization solutions. Exar has locations worldwide providing real-time customer support. For more information about Exar, visit http://www.exar.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this press release and in related comments by our management, our use of the words "expect," "anticipate," "possible," "potential," "target," "believe," "commit," "intend," "continue," "may," "would," "could," "should," "project," "projected," "positioned" or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. These statements are not guarantees of any event or future performance, involve risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis at the time expressed, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished and the Company disclaims any duty to update such statements. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 31, 2013 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

Generally Accepted Accounting Principles

The Company reports its financial results in accordance with GAAP. Additionally, the Company supplements reported GAAP financials with non-GAAP measures which are included in related press releases and reports furnished to the SEC, copies of which are available at the Company’s website: http://www.exar.com or the SEC’s website at: http://www.sec.gov. In this press release and in related comments by management, we are disclosing non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income or loss, non-GAAP net income or loss, and non-GAAP basic and diluted net income or loss per share, which are adjusted to exclude from our GAAP results all stock-based compensation expense, amortization of acquired intangible assets and inventory step-up, restructuring charges and exit costs, provisions for dispute resolutions, certain income tax benefits and credits, certain warranty charges, net change in the fair value of contingent consideration, and related income tax effects on certain excluded items. We are also disclosing the non-GAAP measure of free cash flow, which is derived from our net cash provided (used) by operations, less purchases of fixed assets and IP, plus proceeds from the sale of IP. These non-GAAP measures are presented in part to enhance the understanding of the Company’s historical financial performance and comparability between reporting periods. The Company believes the non-GAAP presentation, when shown in conjunction with the corresponding GAAP measures, provides relevant and useful information to analysts, investors, management and other interested parties. For its internal purposes, the Company uses the foregoing non-GAAP measures to evaluate performance across reporting periods, determine certain employee benefits as well as plan for and forecast the Company’s future periods. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures. A reconciliation of the non-GAAP numbers to the most comparable GAAP numbers is provided in the tables included with this press release.

For Press Inquiries Contact:

For Investor Relations Contact: investorrelations@exar.com, or

Laura J. Guerrant-Oiye, Guerrant Associates

Phone: (510) 668 7201

-Tables follow-

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			SIX MONTHS ENDED
	SEPTEMBER 29, 2013	JUNE 30, 2013	SEPTEMBER 30, 2012	SEPTEMBER 29, 2013	SEPTEMBER 30, 2012

Net sales	$24,978	$23,858	$21,528	$48,836	$40,975
Net sales, related party	9,040	8,769	9,094	17,809	18,898
Total net sales	34,018	32,627	30,622	66,645	59,873

Cost of sales:
Cost of sales (1)	12,371	11,812	12,054	24,183	22,924
Cost of sales, related party	4,156	3,907	4,380	8,063	8,892
Amort. of purchased intangible assets and inventory step-up	2,098	1,350	858	3,448	1,777
Warranty Reserve	1,440	-	-	1,440	-
Restructuring charges and exit costs	24	81	-	105	81
Total cost of sales	20,089	17,150	17,292	37,239	33,674
Gross profit	13,929	15,477	13,330	29,406	26,199
Operating expenses:
Research and development (2)	7,136	6,180	5,773	13,316	11,222
Selling, general and administrative (3)	9,376	7,354	7,639	16,730	15,421
Restructuring charges and exit costs, net	384	931	291	1,315	1,095
Merger and acquisition costs	144	465	-	609	-
Net change in fair value of contingent consideration	(2,495)	-	-	(2,495)	-
Total operating expenses	14,545	14,930	13,703	29,475	27,738
Income (loss) from operations	(616)	547	(373)	(69)	(1,539)

Other income and expense, net:
Interest income and other, net	372	287	674	659	1,320
Interest expense	(41)	(37)	(38)	(78)	(72)
Total other income and expense, net	331	250	636	581	1,248

Income (loss) before income taxes	(285)	797	263	512	(291)
Provision for (benefit from) income taxes	(6,767)	(9)	-	(6,776)	22

Net income (loss)	$6,482	$806	$263	$7,288	$(313)
Net income (loss) per share:
Basic	$0.14	$0.02	$0.01	$0.15	$(0.01)
Diluted	$0.13	$0.02	$0.01	$0.15	$(0.01)

Shares used in the computation of net income (loss) per share:
Basic	47,496	46,805	45,720	47,151	45,554
Diluted	49,150	48,085	46,046	48,647	45,554

(1) Equity compensation included in cost of sales	$212	$142	$129	$354	$114
(2) Equity compensation included in R&D	689	140	236	829	109
(3) Equity compensation included in SG&A	2,722	805	982	3,527	1,298

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

(Unaudited)

	SEPTEMBER 29, 2013	MARCH 31, 2013
ASSETS

Current assets:
Cash and cash equivalents	$10,051	$14,718
Short-term marketable securities	174,862	190,587
Accounts receivable (net of allowances of $1,124 and $944)	17,236	12,614
Accounts receivable, related party (net of allowances of $798 and $346)	3,223	3,374
Inventories	19,841	19,430
Assets held for sale	13,083	-
Other current assets	3,474	3,177
Total current assets	241,770	243,900

Property, plant and equipment, net	9,153	24,100
Goodwill	29,573	10,356
Intangible assets, net	30,054	13,338
Other non-current assets	1,482	1,474

Total assets	$312,032	$293,168

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$12,782	$9,455
Accrued compensation and related benefits	3,770	3,624
Deferred income and allowances on sales to distributors	2,150	2,399
Deferred income and allowances on sales to distributors, related party	9,056	9,475
Other current liabilities	14,375	15,215
Total current liabilities	42,133	40,168

Long-term lease financing obligations	456	1,342
Other non-current obligations	12,550	11,204
Total liabilities	55,139	52,714

Stockholders' equity	256,893	240,454
Total liabilities and stockholders' equity	$312,032	$293,168

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			SIX MONTHS ENDED
	SEPTEMBER 29, 2013	JUNE 30, 2013	SEPTEMBER 30, 2012	SEPTEMBER 29, 2013	SEPTEMBER 30, 2012

Net Sales	$34,018	$32,627	$30,622	$66,645	$59,873

GAAP gross profit	$13,929	$15,477	$13,330	$29,406	$26,199
GAAP gross margin	40.9%	47.4%	43.5%	44.1%	43.8%
Stock-based compensation	212	142	129	354	114
Amort. of purchased intangible assets and inventory step-up	2,098	1,350	853	3,448	1,733
Warranty Reserve	1,440	-	-	1,440	-
Restructuring charges and exit costs	24	81	-	105	81
Non-GAAP gross profit	$17,703	$17,050	$14,312	$34,753	$28,127
Non-GAAP gross margin	52.0%	52.3%	46.7%	52.1%	47.0%

GAAP operating expenses	$14,545	$14,930	$13,703	$29,475	$27,738
Stock-based compensation - R&D	689	140	236	829	109
Stock-based compensation - SG&A	2,722	805	982	3,527	1,298
Amortization of purchased intangible assets	247	107	107	354	227
Restructuring charges and exit costs, net	384	931	291	1,315	1,095
Merger and acquisition costs	144	465	-	609	-
Net change in fair value of contingent consideration	(2,495)	-	-	(2,495)	-
Non-GAAP operating expenses	$12,854	$12,482	$12,087	$25,336	$25,009

GAAP operating income (loss)	$(616)	$547	$(373)	$(69)	$(1,539)
Stock-based compensation	3,623	1,087	1,347	4,710	1,521
Amort. of purchased intangible assets and inventory step-up	2,345	1,457	960	3,802	1,960
Warranty Reserve	1,440	-	-	1,440	-
Restructuring charges and exit costs, net	408	1,012	291	1,420	1,176
Merger and acquisition costs	144	465	-	609	-
Net change in fair value of contingent consideration	(2,495)	-	-	(2,495)	-
Non-GAAP operating income	$4,849	$4,568	$2,225	$9,417	$3,118

GAAP net income (loss)	$6,482	$806	$263	$7,288	$(313)
Stock-based compensation	3,623	1,087	1,347	4,710	1,521
Amort. of purchased intangible assets and inventory step-up	2,345	1,457	960	3,802	1,960
Warranty Reserve	1,440	-	-	1,440	-
Restructuring charges and exit costs, net	408	1,012	291	1,420	1,176
Merger and acquisition costs	144	465	-	609	-
Net change in fair value of contingent consideration	(2,495)	-	-	(2,495)	-
Income tax effects	(6,812)	(30)	(6)	(6,842)	(45)
Non-GAAP net income	$5,135	$4,797	$2,855	$9,932	$4,299

GAAP net income (loss) per share
Basic	$0.14	$0.02	$0.01	$0.15	$(0.01)
Diluted	$0.13	$0.02	$0.01	$0.15	$(0.01)

Non-GAAP net income (loss) per share
Basic	$0.11	$0.10	$0.06	$0.21	$0.09
Diluted	$0.10	$0.10	$0.06	$0.20	$0.09

Net cash provided (used) by operations	$3,569	$983	$2,304	$4,552	$43
Less purchases of fixed assets and IP	(400)	(349)	(646)	(749)	(1,106)
Add proceeds from sale of IP	-	125	125	125	125
Free cash flow	$3,169	$759	$1,783	$3,928	$(938)

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL NET SALES INFORMATION

`

	THREE MONTHS ENDED			SIX MONTHS ENDED
By End Market	SEPTEMBER 29, 2013	JUNE 30, 2013	SEPTEMBER 30, 2012	SEPTEMBER 29, 2013	SEPTEMBER 30, 2012
Industrial & Embedded Systems	53%	51%	52%	52%	53%
Networking & Storage	30%	30%	25%	30%	24%
Communications Infrastructure	17%	18%	22%	17%	22%
Other	-	1%	1%	1%	1%

	THREE MONTHS ENDED			SIX MONTHS ENDED
By Geography	SEPTEMBER 29, 2013	JUNE 30, 2013	SEPTEMBER 30, 2012	SEPTEMBER 29, 2013	SEPTEMBER 30, 2012
Asia	54%	56%	58%	55%	61%
Americas	35%	33%	27%	34%	24%
Europe	11%	11%	15%	11%	15%

###